Exhibit 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-QSB of NatureWell, Incorporated (the "Company") for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert T. Malasek, Treasurer and Chief Financial Officer of the Company, certify, pursuant section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.

/s/ Robert Malasek
Robert T. Malasek
Treasurer, and Chief Financial Officer
(Principal Financial and Accounting Officer)
February 23, 2004

________________________________________________________________________________